Exhibit 10.6

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of June 25, 2010, by and among China Green Material Technologies, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation S promulgated thereunder (“Regulation S”), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE 1
DEFINITIONS

1.1  Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means a Person that, directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Purchase Price” shall have the meaning ascribed to such term in Section 2.1.

“Agreement” shall have the meaning ascribed to such term in the preamble.

 “Board of Directors” means the board of directors of the Company.

 “Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” shall have the meaning ascribed to such term in Section 2.1.

“Closing Date” means the date on which the Closing occurs.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” shall have the meaning ascribed to such term in Section 2.1.

ARTICLE 2
PURCHASE AND SALE

2.1  Closing. Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers agree, severally and not jointly, to purchase the number of shares of common stock, par value 0.001 per share, of the Company (the “Common  Stock”) set forth opposite each Purchaser’s name on the Purchaser signature page attached hereto at a price of $1.50 per share, for up to an aggregate of 1,866,666 shares of Common Stock with an aggregate Purchase Price of up to $2,800,000 (the “Aggregate Purchase Price”). The shares of Common Stock being offered and sold pursuant to this Agreement are sometimes referred to as the “Securities”. The closing shall take place within five business days upon the signing of this Agreement, or this Agreement will automatically expire unless agreed otherwise by both the Company and the Purchasers (the “Closing”).

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to the Purchaser as follows:

(a)  Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. The Agreement to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)  Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Agreement.

(c)  SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”).

3.2  Representations and Warranties of the Purchasers. The Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)  Organization and Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full right, corporate or partnership power and authority to enter into and to consummate the transaction contemplated by this Agreement and otherwise to carry out its obligations hereunder, or, if the Purchaser is an individual, he/she has full capacity and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)  Corporate Information. The Company has made available to the Purchaser all documents and information relating to an investment in the Company as the Purchaser has requested, and the Purchaser has had the opportunity to ask questions of, and receive answers from, the Company relating to its purchase and acquisition of the Securities.

(c)  Non Reliance by the Purchaser. The Purchaser has conducted its own due diligence in making a decision to purchase and acquire the Securities. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representations or other information (whether oral or written) from the Company or any other person or entity acting as an agent for the Company in connection with the purchase of the Securities other than the representations of the Company provided in this Agreement.  With respect to tax and other economic considerations involved in this investment, the Purchaser has not relied on the Company or any other person or entity acting as an agent for the Company.

(d)  Correctness of Representations and Information. The Purchaser represents that the representations and warranties of this Section 3.2 are true and correct as of the date hereof and, unless the Purchaser otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.

(e)  Regulation S Representation. The Purchaser represents that it as an entity is not a U.S. Person, as such term is defined in Rule 902(k) of Regulation S, in an offshore transaction, as such term is defined in Rule 902(h) of Regulation S, or, if the Purchaser is an individual, he/she is a non-U.S. citizen and has permanent residence outside of the United States.  The Securities are being offered and sold in reliance on an exemption from registration under the Securities Act pursuant to Regulation S.

ARTICLE 4
OTHER AGREEMENTS OF THE PARTIES

4.1  Transfer Restrictions.

(a)  The Securities may only be disposed of in compliance with state and federal securities laws. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.  The Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

(b)  The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF (B) ABOVE, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CHINA GREEN MATERIAL TECHNOLOGIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED HAS BEEN DELIVERED.  THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c)  Each Purchaser, severally and not jointly with the other Purchasers, agrees that such Purchaser will only sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2  Furnishing of Information. Until such time that the Purchaser does not own any Securities, the Company covenants to maintain the registration of the Securities under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

ARTICLE 5
MISCELLANEOUS

5.1  Termination. This Agreement may be terminated: (i) upon the mutual agreement of the Company and the Required Holders.

5.2  Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3  Incorporation of Exhibits and Schedules.  All schedules and exhibits hereto which are referred to herein are hereby made a part hereof and incorporated herein by such reference.  Each schedule to this Agreement shall be deemed to include and incorporate all disclosures made on the other schedules to this Agreement.  The specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the Schedules is not intended to imply that such amounts (or higher or lower amounts) are or are not material, and no party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the schedules in any dispute or controversy between the parties as to whether any obligation, item, or matter not described herein or included in a Schedule is or is not material for purposes of this Agreement.  The Company may from time to time notify the Purchasers of any changes or additions to any of the Company’s Schedules to this Agreement as a result of unforeseen events or circumstances arising after the date of this Agreement, and the Purchasers may from time to time notify the Company of any changes or additions to any of the Purchaser’s Schedules to this Agreement as a result of unforeseen events or circumstances arising after the date of this Agreement, by the delivery of amendments or supplements thereto.

5.4  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (eastern standard time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (eastern standard time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The Placement Agent shall be entitled to receive all notices related to the Transaction Documents and the Offering. The address for such notices and communications shall be as set forth on the signature pages attached hereto other than for the Placement Agent, which address is 440 S. LaSalle St., Suite 2201, Chicago, Illinois 60605, Attn:  Ben Thistlethwaite, Facsimile:  (312) 566-0750.

5.5  Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Required Holders or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6  Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities or its rights to acquire the Securities, including, but not limited to the registration rights set forth in Section 4.18, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Purchasers.

5.8  Governing Law; Venue; Waiver Of Jury Trail.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF LAS VEGAS, NEVADA FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

5.9  Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.10  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.11  Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.12  Construction. Whenever required by the context of this Agreement, the singular shall include the plural and the plural shall include the singular. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Agreement to which they are a party and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Agreement to which they are a party or any amendments hereto.

5.13  WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CHINA GREEN MATERIAL TECHNOLOGIES, INC.		Address for Notice:

27F(Changqing Building)
172 Zhongshan Road Harbin City
By:	/s/ Su Zhonghao	P.R. China 150040
	Name: Su Zhonghao	Fax No. [____________________]
Title: Chief Executive Officer

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASERS FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:
(Exact name as it should appear in the records of the Company and any registration statement in which Purchaser is named “selling stockholder”)
Signature of Authorized Signatory of Purchaser:	/s/ Signed
Name and Title of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Authorized Signatory:
Fax Number of Authorized Signatory:
Address for Notice of Purchaser:

Purchase Price ($1.50 per share):
Common Stock Shares:

Social Security or Tax ID Number (or foreign equivalent):
(Purchaser may alternatively provide a copy of a validly issued identification card or passport of the Authorized Signatory)

ID number of Authorized Signatory:

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]